UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2011
________________________________
Flagstone Reinsurance Holdings, S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37, Val St. André

L-1128 Luxembourg

Grand Duchy of Luxembourg

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  +352 273 515 30

(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      OTHER EVENTS

On March 15, 2011, Flagstone Reinsurance Holdings, S.A. issued a press release announcing that its preliminary estimate of losses related to its exposure to the February 2011 earthquake in New Zealand is expected to be between $60 to $90 million, net of reinstatement premiums and retrocession.  A copy of the press release is attached as Exhibit 99.1 to this report and incorporated by reference in this Item 8.01.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description______________________________________________
99.1	Press release, dated March 15, 2011, providing a preliminary estimate of losses relating to exposure to the February 2011 earthquake in New Zealand.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

	By:	/s/ WILLIAM F. FAWCETT
Name: William F. Fawcett
Title: General Counsel
Date: March 18, 2011

Exhibit Index:

Exhibit No.	Description______________________________________________
99.1	Press release, dated March 15, 2011, providing a preliminary estimate of losses relating to exposure to the February 2011 earthquake in New Zealand.